OPTIMUMBANK

OptimumBank Holdings, Inc.

December 31, 2023

(NASDAQ: OPHC)

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general economic conditions, either nationally or in our market areas, that are worse than expected; our ability to access cost-effective funding; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; the rate of delinquencies and amounts of loans charged-off; fluctuations in real estate values and both residential and commercial real estate market conditions; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to capitalize on strategic opportunities; our ability to successfully introduce new products and services, enter new markets; our ability to successfully integrate into our operations any assets, liabilities, customers, systems and management personnel we may acquire and our ability to realize related revenue synergies and cost savings within expected time frames, and any goodwill charges related thereto; our ability to retain our existing customers; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; changes in the quality or composition of our loan or investment portfolios; a breach in security of our information systems, including the occurrence of a cyber incident or a deficiency in cyber security; technological changes that may be more difficult or expensive than expected; the failure to attract and retain skilled people; and the fiscal and monetary policies of the federal government and its agencies.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

Leadership Team

Experienced Team with Strong Ties to the Community

Moishe Gubin
Chairman of the Board

Mr. Moishe Gubin has served as a Director of the OptimumBank Holdings, Inc. (Company) and OptimumBank (Bank) since March 2010. Mr. Gubin is Chief Executive Officer of Strawberry Fields REIT, LLC, (SFREIT)an owner of a portfolio of healthcare properties. From 2004 to 2014, Mr. Gubin was the Chief Financial Officer and manager of Infinity Healthcare Management, LLC, a company engaged in managing skilled nursing facilities and other health care facilities. Mr. Gubin graduated from Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies. Mr. Gubin is the founder of the Midwest Torah Center Inc., a non-profit spiritual outreach center. He also attended Yeshiva Bais Israel where he received a BA in Talmudic Literature. Mr. Gubin has been a licensed Certified Public Accountant in the State of New York since 2010.

Timothy Terry
President, CEO

Timothy Terry was appointed President and Chief Executive Officer of the Bank in February 2013 and was appointed as the Principal Executive Officer for the Company in 2016. Mr. Terry has been in banking for 35 years. Prior to joining OptimumBank, he served as President, CEO and Senior Loan Officer for Enterprise Bank of Florida in North Palm Beach, Florida, and held senior lending, branch administration & sales management positions at Palm Beach National Bank & Trust, Flagler National Bank of the Palm Beaches and Comerica Bank. Mr. Terry received his BBA degree in finance from Western Michigan University located in Kalamazoo, Michigan. He is also a graduate of the American Bankers Association Stonier Graduate School of Banking at the University of Delaware.

Elliot Nunez
EVP, CFO

Elliot Nunez is currently serving as Chief Financial Officer of the Bank since February 2020. In this role he is involved in the bank's daily and long-term operations. He closely works with executive management and board of directors to position the bank for renewed growth amid a new and altered financial landscape. He is currently serving in the following committees: Audit, BSA/Compliance, ALCO, Operations, and IT/Security Committees Mr. Nunez previously served as Chief Financial Officer for Brickell Bank and Mellon United National Bank. He was responsible for the overall direction, control, and management of the finance division. Mr. Nunez previously worked at KPMG LLP as a Senior Manager where he delivered assurance and advisory services to banking clients. Mr. Nunez is a licensed as both a Certified Public Accountant and a Chartered Global Management Accountant.

Melissa Zureich
SVP, Chief Credit Officer

Melissa Zureich joined the OptimumBank leadership team as Chief Credit Officer in May 2022. In this role she provides leadership relative to all aspects of Credit Administration with her primary focus on credit policy, loan asset quality, loan underwriting and loan operations. Ms. Zureich brings a broad range of financial services experience to this role having served as Chief Credit Officer for three banks over the past 20 years in Ohio, Colorado, and Florida. Prior to joining OptimumBank, Ms. Zureich was the Director of Credit Administration at BayFirst Financial. In this role she gained significant experience in managing the credit administration function for a diverse and rapidly growing SBA portfolio. Ms. Zureich is a graduate of the Graduate School of Banking at Colorado, and she obtained her MBA from The Ohio State University.

Business Evolution and Milestones

- **2000** OptimumBank.com opened for business in Plantation, FL
- **2004** Deerfield branch is opened
- **2004** Fort Lauderdale branch is opened
- **2004** Bank changed name to **OptimumBank**
- **2006** **OptimumBank** Holdings began trading on NASDAQ
- **2020** Bank celebrated its 20-year anniversary
- **2021** Growth to over $335 million in assets
- **2022** Growth to over $585 million in assets
- **2023** Growth to over $791 million in assets (1)
- **2024-Q1** North Miami Beach branch expected to open

OptimumBank Holdings, Inc. Overview

Holding Company for OptimumBank

$791 Million in Total Assets

- 104.93% Loan / Deposit Ratio
- $680 million Loan Portfolio
- $639 million Deposits

NASDAQ: OPHC

- Common Shares Outstanding: 7,250,219
  - Share Price / Tangible Book: 0.40 (1)
- Total Shares Outstanding: 18,364,108
  - Share Price / Tangible Book: 1.10 (1)

3 Locations

- Headquarters in Fort Lauderdale, FL
- Deerfield Branch
- North Miami Branch(2)

Profitability

- ROAE (NI): 9.60%
- ROAE (NI Core): 19.09% (3)
- Net interest margin: 3.75%

(1): Data as of December 31, 2023
(2): Branch scheduled to be open Q1 2024
(3): NI Core represents pre-provision and pre-tax earnings

Florida Market Trends and Advantages

GDP(1)

- Florida has a GDP of $1.4 Trillion Dollars
- Florida's GDP growth is ranked third in the country
- Florida is ranked fourth in the country and 14th in the world by GDP size
- South Florida accounts for 1/3rd of Florida GDP

Population(2)

- Florida is the third most populous state, with 23 million people
- Florida is growing at 1.61% annually, 2.5 times the national average of .65%
- Florida's population over age 65, is expected to reach 25% by 2030, a segment associated with greater wealth

Employment(2)

- Florida has a 3% unemployment rate , beating the US rate of 3.7% by nearly 3/4s of a percentage point
- Since 2010 Florida added over 3 million jobs, an increase of nearly 36% in employment
- Florida has diverse industries, including tourism, healthcare, technology and financial services to name just a few

Real Estate(3)

- Florida's robust real estate market creates mortgage lending opportunities unique to our region
- Florida is still seeing expansion in retail, industrial, and hospitality investment and development
- Florida in general and South Florida in particular, maintains ultra low vacancy rates and continuing rent growth

(1) Source: U.S. Bureau of Economic Analysis (BEA)
(2) Source: The Florida Legislature Office of Economic and Demographic Research
(3) Source: Newmark South and Central Florida Market Reports

Our History, Transformation and Significant Growth and Expansion

Employee Count



19
27
38
48
60
2019
2020
2021
2022
2023

Noninterest Expense ($000)



$4,541
$5,046
$6,936
$9,938
$14,661
2019
2020
2021
2022
2023

Total Assets ($000)



$126,748
$235,112
$351,878
$585,219
$791,256
2019
2020
2021
2022
2023

Expansion of Franchise Footprint

- 2000: First branch was opened in Plantation
- 2004: Deerfield branch was opened
- 2004: Fort Lauderdale branch was opened
- 2021: Plantation branch closed
- 2024-Q1: North Miami Beach branch is due to open [(1)]

Profitability Improvement

Net Interest Margin (%)



2.89
3.14
3.56
3.53
3.75
2019
2020
2021
2022
2023

Core : Pre-Tax, Pre-Provision Earnings



$(1,231)
$238
$4,242
$8,858
$12,506
2019
2020
2021
2022
2023

YTD data as of December 31, 2023

(1) Branch scheduled to be open Q1 2024

Growth and Momentum Across All Areas

Lending

Gross Loans

$ in thousands



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
59.82% CAGR
$104,242
$154,375
$251,399
$483,378
$680,075
2019
2020
2021
2022
2023

Deposits

Total Deposits

$ in thousands



$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
58.49% CAGR
$101,372
$190,759
$292,457
$507,899
$639,581
2019
2020
2021
2022
2023

Non-Interest Income

$ in thousands



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
108.72% CAGR
$182
$301
$1,774
$2,960
$3,454
2019
2020
2021
2022
2023

Composition



Consumer, 6.47%
Residential, 10.50%
Multi-Family, 9.93%
Commercial, 6.16%
Land and construction, 4.79%
Commercial Real Estate, 62.15%



Time Deposits, 19%
IB Deposits, 50%
NIB Deposits, 30%



Loan Fees, 2.98%
Deposit Account Fees, 38.60%
Wire / ACH Fees, 58.42%

Yield on Loans:	5.84%

Cost of IB Deposits:	3.09%

Note: YTD data as of December 31, 2023

Leading Core Deposit Franchise

$639,581,000	• Total Deposits
$194,892,000	• Noninterest Bearing Deposits
3.09%	• Cost of Total Interest-Bearing Deposits

Areas of Focus

- Keys to Success
  - ✓ Dedicated Deposit Relationship Managers
  - ✓ Merchant Cash Advance Industry

Composition by Branches



9.81%
(1)
90.19%
Ft Lauderdale
Deerfield

(YTD data as of December 31, 2023
1) Including activity left from Plantation/ Branch 001

Credit Trends

Reserves / Loans (%)



2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.90%
1.23%
1.22%
1.20%
1.13%
1.00%
2019
2020
2021
2022
2023
OPTIMUMBANK
National Peers (1)

Non-Performing Assets / Total Assets (%)



1.00%
0.50%
0.00%
0.60%
0.90%
0.00%
0.00%
0.13%
0.33%
2019
2020
2021
2022
2023
OPTIMUMBANK
National Peers (1)

Source: S&P Capital IQ Pro.
(1) Peers consist of publicly traded (NYSE and NASDAQ) U.S. banks and thrifts with most recent quarter total assets under $1 billion, excluding merger targets.

Loan Detail

Industry Classification Breakdown



Consumer, 6.47%
Commercial, 6.16%
Residential, 10.50%
Multi-family, 9.93%
Land and Construction, 4.79%
Commercial real estate, 62.15%

Loan Growth by Loan Portfolio (2019-2023)



Commercial
835%
Land and construction
1206%
Consumer
798%
Residential Real Estate
153%
Multi-Family Real Estate
704%
Commercial Real Estate
660%
2019
2020
2021
2022
2023

Loan Growth ($000)	2019	2020	2021	2022	2023
Commercial Real Estate	$ 55,652	$ 71,714	$ 129,468	$ 310,695	$ 422,684
Multi-Family Real Estate	$ 8,396	$ 20,637	$ 48,592	$ 69,555	$ 67,498
Residential Real Estate	$ 28,266	$ 30,254	$ 32,583	$ 50,354	$ 71,400
Consumer	$ 4,903	$ 5,715	$ 22,827	$ 30,323	$ 44,023
Land and construction	$ 2,496	$ 4,750	$ 3,772	$ 17,286	$ 32,600
Commercial	$ 4,476	$ 21,849	$ 14,157	$ 5,165	$ 41,870

Note: YTD data as of December 31, 2023

Focus on Liquidity and Quality as of December 31, 2023

- $101MM of Available Liquidity
  - Including Cash and Investments Available for Sale
  - Liquid assets as a percent of deposits is 15.9%

- $147MM of Off-Balance Sheet Liquidity Sources
  - Including FHLB, Federal Reserve Bank, and Fed Funds lines

- $35MM of Contingent Funding Sources
  - Including Listing Services and Brokered Deposits (based on internal policy limits)

- AOCI Impact is Minimal to Equity (~8%)
  - Through the rate hike cycle the unrealized losses in AOCI have remained at 8% in 2023.
  - HTM securities only amount to $361K of the $25 million investment portfolio

- Deposit Portfolio Quality
  - An estimated 44.1% of Deposits are uninsured by FDIC
  - Deposit Concentrations and Growth
    - Only 4 Depositors meet Regulatory definition of Concentration
    - Top 2% Depositors represent only 14.6% of Deposits
    - From December 31, 2022, to December 31, 2023, deposits grew 25.9%

Note: YTD data as of December 31, 2023

Go-Forward Focus

Strategic

- ✓ Continue executing strategic plan
- ✓ Further hiring to support lending capabilities
- ✓ Further build out and integration of fee-based income business
- ✓ Evaluate opportunistic M&A opportunities

Financial Outlook

- ✓ Continued increase in Non-Interest Income
- ✓ Focus on maintaining Net Interest Margin
- ✓ Price to tangible book value of 1.10x (1)

(1) Fully diluted share count consists of 7.25Mcommon shares and 11.11M preferred shares and assumes share price of $4.20

Compelling Investment Opportunity

Balance Sheet Growth Rates

2019 –2023 Loan Growth CAGR



53.90%
9.13%
OPTIMUMBANK
National Peer Median (1)

2019 –2023 Deposit Growth CAGR



57.16%
13.72%
OPTIMUMBANK
National Peer Median (1)

Per Share Growth Rates

Tangible Book Value Per Share



$2.53
$2.48
$8.06
$9.69
$10.39
2019
2020
2021
2022
2023

Earnings Per Share



$(0.58)
$(0.27)
$1.61
$0.68
$0.87
2019
2020
2021
2022
2023

OptimumBank vs. Broader Bank Universe

Price / Tangible Book Value (x)



1.10x
1.39x
0.49x
0.42x
0.40x
0.82x
2019
2020
2021
2022
2023
OPTIMUMBANK
National Peer Median (1)

Source: S&P Capital IQ Pro.
(1) Peers consist of publicly traded (NYSE and NASDAQ) U.S. banks and thrifts with most recent quarter total assets under $1 billion, excluding merger targets.

Contact Information

Corporate Headquarters

OptimumBank Holdings, Inc.
2929 East Commercial Boulevard
Suite 303
Fort Lauderdale, FL 33308
(954) 900-2800
www.optimumbank.com

Company Contacts

Moishe Gubin
Chairman of the Board & Director
Phone: (954) 900-2813
Email: mgubin@optimumbank.com

Timothy Terry
President, Chief Executive Officer
Phone: (954) 900-2814
Email: tterry@optimumbank.com

Elliot Nunez
Executive Vice President & Chief Financial Officer
Phone: (954) 900-2840
Email: enunez@optimumbank.com

Melissa Zureich
Senior Vice President & Chief Credit Officer
Phone: (954) 900-2853
Email: mzureich@optimumbank.com